UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 6, 2004.

ICON DEVELOPMENT INC. (Exact name of registrant as specified in its chapter)

Nevada (State or other jurisdiction of incorporation)	000-51698 (Commission File Number)	(IRS Employer Identification No.)

1235 Quayside Drive, Suite 703 New Westminster BC (Address of principal executive offices)	V3M 6J5 (Zip Code)

Registrant's telephone number, including area code (604) 515-8065

(Former name or former address, if changed since last report)

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On February 2, 2007, Mr. Wayne Smith was appointed as a director of Icon Development Inc. (the “Company”).

ITEM 8.01 OTHER EVENTS

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press release attached hereto as Exhibits 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
Exhibit 99.1	Press Release dated February 5, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:

February 6, 2007

ICON DEVELOPMENT INC.

By:

/S/KENNEDY KERSTER

Name:

Kennedy Kerster

Title:

President and Director

EXHIBIT INDEX

Number	Exhibit	Sequential Page Number
Exhibit 99.1	Press Release dated February 5, 2007	5